Exhibit 1.1
NATURAL RESOURCE PARTNERS L.P.
6,000,000 Common Units
Representing Limited Partner Interests
UNDERWRITING AGREEMENT
March 16, 2011
Morgan Stanley & Co. Incorporated
As Representative of the several underwriters
      named in Schedule 1 attached hereto
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     Adena Minerals, LLC, a Delaware limited liability company (the “Selling Unitholder”) and a unitholder of Natural Resource Partners L.P., a Delaware limited partnership (the “Partnership”), proposes to sell to the several underwriters named in Schedule 1 attached hereto (the “Underwriters”), for whom Morgan Stanley & Co. Incorporated is acting as the representative (the “Representative”), 6,000,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”). The Selling Unitholder also proposes to grant to the Underwriters an option to purchase up to an additional 900,000 Common Units to cover over-allotments (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”
     This agreement (this “Agreement”) is to confirm the agreement among GP Natural Resource Partners LLC, a Delaware limited liability company (the “Managing General Partner”), NRP (GP) LP, a Delaware limited partnership (the “General Partner”) and the Partnership (each, an “NRP Party,” and collectively, the “NRP Parties”), the Underwriters and the Selling Unitholder concerning the purchase of the Firm Units and the Option Units from the Selling Unitholder by the Underwriters.
     1. Representations, Warranties and Agreements of the NRP Parties. Each of the NRP Parties, jointly and severally, represents and warrants to and agrees that:
          (a) Registration; Definitions. An “automatic shelf registration statement” as defined in Rule 405 of the Rules and Regulations (as defined below) on Form S-3 (File No. 333-157595), as amended by Post-Effective Amendment No. 1 thereto, relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and (ii) has been filed with the Commission under the Securities Act; and such Post-Effective Amendment No. 1 became effective upon filing thereof under the Securities Act on March 19, 2010. As used in this Agreement:

     (vi) “Applicable Time” means 7:00 a.m. (New York City time) on March 17, 2011.
     (vii) “Base Prospectus” means the base prospectus included in the Registration Statement in the form it has most recently been amended on or prior to the date hereof.
     (viii) “Effective Date” means any date as of which any part of the Registration Statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (ix) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;
     (x) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units;
     (xi) “Pricing Disclosure Package” means (i) the Base Prospectus, (ii) the most recent Preliminary Prospectus as amended or supplemented as of the Applicable Time, and (iii) the pricing information and each Issuer Free Writing Prospectus, if any, identified in Schedule 3 hereto;
     (xii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (xiii) “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 1(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K or Form 10-K/A filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the original Effective

Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.
          (b) Well Known Seasoned Issuer; Partnership Not an Ineligible Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), if any, (iii) at the time the Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Units in reliance on the exemption in Rule 163 and (iv) as of the date hereof, the Partnership was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 of the Rules and Regulations. The Partnership was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the Closing Date or any Option Closing Date, an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).
          (c) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and on the Closing Date (as defined in Section 4) and any Option Closing Date (as defined in Section 4), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the Rules and Regulations.
          (d) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
          (e) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the Closing Date and any Option Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the

Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
          (f) No Material Misstatements or Omissions in Documents Incorporated By Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (g) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 10(f).
          (h) No Material Misstatements or Omissions in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 10(f).
          (i) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by the Underwriters through the Representative specifically for inclusion therein, which information consists solely of the information specified in Section 10(f).

          (j) Formation and Qualification of Members of the Partnership Group. Each of the Managing General Partner, the General Partner, the Partnership, NRP (Operating) LLC, a Delaware limited liability company (the “Operating Company”) and their respective subsidiaries listed on Schedule 2 hereto (collectively, the “Partnership Group,” and the subsidiaries listed on Schedule 2 hereto, the “Operating Subsidiaries”) has been duly formed and is validly existing in good standing under the laws of its jurisdiction of formation with all limited liability company or partnership power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and, in the case of the Managing General Partner, to act as the general partner of the General Partner, and in the case of the General Partner, to act as the general partner of the Partnership, in each case in all material respects as described in the Pricing Disclosure Package and the Prospectus. Each member of the Partnership Group is duly registered or qualified as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction listed opposite its name on Schedule 2 hereto, such jurisdictions being the only jurisdictions in which the ownership or lease of property or the character of the business conducted by it makes such qualification or registration necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Group taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.
          (k) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership, as amended or restated to date (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”).
          (l) Capitalization. As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 106,027,836 Common Units. All outstanding Common Units (including the Units) and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and as otherwise described in the Base Prospectus under the caption “Description of Our Units — Limited Liability”).
          (m) Valid Issuance of the Units. The Firm Units and the Option Units, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as otherwise described in the Base Prospectus under the caption “Description of Our Units — Limited Liability”).
          (n) Ownership of the Managing General Partner. Robertson Coal Management LLC, a Delaware limited liability company (“RCM LLC”), owns 100% of the issued and outstanding membership interests in the Managing General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Managing General Partner, as amended to date (the “Managing General Partner LLC Agreement”), and are fully paid (to the extent required under the Managing General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and RCM LLC owns such membership interests free and clear of all Liens.
          (o) Ownership of the General Partner. The Managing General Partner is the sole general partner of the General Partner with a 0.001% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the General Partner, as amended or restated to date (the “General Partner Partnership Agreement”); and the Managing General Partner owns such general partner interest free and clear of all Liens. Adena Minerals, LLC (“Adena Minerals”), Western Pocahontas Properties Limited Partnership (“WPP”), Great Northern Properties Limited Partnership (“Great Northern”), New Gauley Coal Corporation (“New Gauley Coal”) and NRP Investment L.P. (“NRP Investment”) own a 31.0000000%, 31.7947399%, 6.7826002%, 1.2695890% and 29.1520709% limited partner interest, respectively, in the General Partner; each such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Adena Minerals, WPP, Great Northern, New Gauley Coal and NRP Investment each own such limited partner interests free and clear of all Liens.
          (p) Ownership of the Operating Company. The Partnership owns 100% of the issued and outstanding membership interests in the Operating Company; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company, as amended or restated to date (the “Operating Company LLC Agreement”) and are fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens other than those arising in connection with the Amended and Restated Credit Agreement, dated as of March 28, 2007, by and among the Operating Company, as borrower, Citibank, N.A., as Administrative Agent, and the lenders and other agents party thereto, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of May 11, 2010, by and among the Operating Company, as borrower, Citibank, N.A., as Administrative Agent, and the lenders and other agents party thereto (as so amended, the “Credit Facility”).
          (q) Ownership of BRP LLC. The Operating Company owns 51% of the issued and outstanding membership interests in BRP LLC, a Delaware limited liability company (“BRP”), such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of BRP, as amended or restated to date (the “BRP LLC Agreement”) and are fully paid (to the extent required under the BRP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns such membership interests free and clear of all Liens other than those arising in connection with the Credit Facility. BRP owns

100% of the issued and outstanding membership interests in CoVal Leasing Company, LLC, (“CoVal”), a Delaware limited liability company, such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of CoVal, as amended or restated to date (the “CoVal LLC Agreement”) and are fully paid (to the extent required under the CoVal LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act; and BRP owns such membership interests free and clear of all Liens other than those arising in connection with the Credit Facility.
          (r) Ownership of the Operating Subsidiaries. Except as expressly set forth in this Agreement, the Operating Company owns, directly or indirectly, 100% of the issued and outstanding membership interests in each of the Operating Subsidiaries; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreements of the Operating Subsidiaries, each as amended or restated to date (the “Operating Subsidiaries LLC Agreements”) and are fully paid (to the extent required under the Operating Subsidiaries LLC Agreements) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns such membership interests free and clear of all Liens other than those arising in connection with the Credit Facility.
          (s) No Other Subsidiaries. Other than the Partnership’s ownership of a 100% membership interest in the Operating Company, the Operating Company’s ownership of a 51% membership interest in BRP and the Operating Company’s ownership of a direct or indirect 100% membership interest in each of the Operating Subsidiaries, neither the Partnership nor the Operating Company owns, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.
          (t) No Preemptive Rights, Registration Rights or Options. Except as described in the Pricing Disclosure Package and the Prospectus, (i) there are no preemptive rights or other rights to subscribe for or to purchase any partnership or membership interests of any member of the Partnership Group, in each case pursuant to the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation or other organizational documents of any member of the Partnership Group (collectively, the “Organizational Documents”) or any other agreement or instrument to which any of such entities is a party or by which any of them may be bound, and (ii) there are no restrictions upon the voting or transfer of any partnership interests in the Partnership contained in the Partnership Agreement, or any other agreement or instrument to which the Partnership is a party or by which the Partnership may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership other than as provided in the Partnership Agreement, which rights have been waived, with respect to this offering. There are no outstanding options or warrants to purchase any partnership or membership interests of any member of the Partnership Group.

          (u) Authority and Authorization. Each of the NRP Parties has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. All partnership and limited liability company action, as the case may be, required to be taken by each of the NRP Parties or any of their respective partners or members, as applicable (in their capacity as such and not, in the case of Adena Minerals, LLC, in its capacity as the Selling Unitholder), for the execution and delivery by each such NRP Party of this Agreement and the consummation of the transactions contemplated by this Agreement have been validly taken.
          (v) Enforceability of Underwriting Agreement. This Agreement has been duly authorized, validly executed and delivered by each of the NRP Parties and constitutes the valid and legally binding agreement of each of the NRP Parties, enforceable against each of them in accordance with its terms; provided that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided, further, that the indemnity, contribution and exoneration provisions contained hereunder may be limited by applicable laws and public policy.
          (w) Conformity of Securities to Description in Final Prospectus. The Units conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
          (x) Enforceability of Other Agreements. Each of the Partnership Agreement, the General Partner Partnership Agreement, the Managing General Partner LLC Agreement, the Operating Company LLC Agreement, the BRP LLC Agreement and the Operating Subsidiaries LLC Agreements has been duly authorized, validly executed and delivered and is a valid and legally binding agreement, enforceable in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.
          (y) No Conflicts. None of the offering or sale by the Selling Unitholder of the Units, the execution, delivery and performance of this Agreement by the NRP Parties or the consummation by the NRP Parties of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of their respective Organizational Documents, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any member of the Partnership Group is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any member of the Partnership Group or any of their properties in a proceeding to which any of them or their property is a party, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any member of the Partnership Group, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the NRP Parties to perform their obligations under this Agreement.
          (z) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any member of the Partnership Group or any of their respective properties is required in connection with the offering and sale by the Selling Unitholder of the Units in the manner contemplated by this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the execution, delivery and performance of this Agreement by the NRP Parties, or the consummation by any member of the NRP Parties of the transactions contemplated by this Agreement, except for such consents (i) required under the Securities Act and state securities or “Blue Sky” laws or (ii) that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.
          (aa) No Default. No member of the Partnership Group is (i) in violation of its organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or would materially impair the ability of any of the NRP Parties to perform their obligations under this Agreement. To the knowledge of the NRP Parties, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any member of the Partnership Group is a party or by which any of them are bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.
          (bb) Independent Public Accountants. The accountants, Ernst & Young LLP, who have certified or shall certify the audited financial statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), are independent public accountants with respect to the Partnership and the General Partner within the meaning of the Securities Act and the Rules and Regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
          (cc) Financial Statements. The consolidated historical financial statements (including the related notes and supporting schedules) of the Partnership contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (i) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, (ii) present fairly in all material respects the financial position, results of operations and cash flows of the Partnership and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein.
          (dd) No Material Adverse Change. No member of the Partnership Group has sustained, since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change in or affecting the general affairs, condition (financial or other), business, prospects, assets or results of operations of the Partnership Group, taken as a whole.
          (ee) No Distribution of Other Offering Materials. No member of the Partnership Group has distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Units, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Sections 1(a)(vi), or 6(a)(x) hereof or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
          (ff) Title to Properties. The Operating Company and the Operating Subsidiaries have good and indefeasible title to all real property and good title to all personal property described in the Pricing Disclosure Package and the Prospectus, free and clear of all Liens except (1) as described, and subject to the limitations contained, in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (2) such as do not materially interfere with the use of such properties taken as a whole as they are currently used and are proposed to be used in the future as described in the Pricing Disclosure Package and the Prospectus; provided that, with respect to any real property and buildings held under lease by the Operating Company and the Operating Subsidiaries, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Pricing Disclosure Package and the Prospectus.
          (gg) Rights-of-Way. Each member of the Partnership Group has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Pricing Disclosure Package and the Prospectus, except for (i) qualifications, reservations and encumbrances as may be set forth in the Pricing Disclosure Package and the Prospectus which are not reasonably expected to have a material adverse effect upon the ability of the Partnership Group, taken as a whole, to conduct its businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Group, taken as a whole, to conduct its businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted; other than as set forth, and subject to the limitations contained, in the Pricing Disclosure Package and the Prospectus, each member of the Partnership Group has fulfilled and performed all of its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Group, taken as a whole, to conduct its businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Group, taken as a whole.
          (hh) Permits. Each member of the Partnership Group has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each member of the Partnership Group has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained, in the Pricing Disclosure Package and the Prospectus and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.
          (ii) Books and Records. The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (jj) Disclosure Controls. (i) Each of the NRP Parties has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and

15d-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports its files or submits under the Exchange Act is accumulated and communicated to the management of the Partnership Group, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
          (kk) No Recent Changes to Internal Controls. Since the date of the most recent audited balance sheet of the Partnership reviewed or audited by Ernst and Young LLP and the audit committee of the board of directors of the General Partner, (i) none of the NRP Parties has been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Group to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Group, and (ii) since that date, there have been no changes in internal controls that have materially affected, or are likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
          (ll) Tax Returns. Each member of the Partnership Group has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date of this Agreement, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) that, if not paid, would not have a Material Adverse Effect.
          (mm) Investment Company . No member of the Partnership Group is, and after sale of the Units to be sold by the Selling Unitholder hereunder will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (nn) Environmental Compliance. Except as described in the Pricing Disclosure Package and the Prospectus, the entities comprising the Partnership Group (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and

Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
          (oo) No Labor Dispute. No dispute with the employees of any member of the Partnership Group exists or, to the knowledge of the NRP Parties, is threatened or imminent and the NRP Parties are not aware of any existing or imminent labor disturbance by the employees of any of the lessees of the Partnership Group that would be reasonably likely to have a Material Adverse Effect.
          (pp) Insurance. The Partnership Group maintains insurance with insurers of recognized financial responsibility covering their properties, operations, personnel and businesses against such losses and risks and in such amounts as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. No member of the Partnership Group has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date and on any Option Closing Date. Each member of the Partnership Group is in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by any member of the Partnership Group under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.
          (qq) Litigation. Except as described in the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the NRP Parties, threatened, to which any member of the Partnership Group is or may be a party or to which the business or property of any member of the Partnership Group is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been formally proposed by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any member of the Partnership Group is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and sale of the Units, or (C) in any manner draw into question the validity of this Agreement.
          (rr) Market Stabilization. The Partnership has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
          (ss) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Group on the one hand, and the directors, officers, partners, customers or suppliers of the Managing General Partner or the General Partner and their respective affiliates (other than the Partnership Group) on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus which is not so described.
          (tt) No Omitted Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the NRP Parties, threatened or contemplated, against any member of the Partnership Group, or to which any member of the Partnership Group is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Pricing Disclosure Package or the Prospectus that are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act.
          (uu) Reserve Information. All information related to the coal reserves of the Partnership Group (including, without limitation, information related to (x) proven, probable and total recoverable coal reserves in the aggregate and by region and mining complex location, (y) underground and surface coal reserves, and (z) sulfur quality (including with respect to compliance coal), typical quality and type of coal) included in the Registration Statement as of each Effective Date, the Pricing Disclosure Package as of the Applicable Time and the Prospectus as of its date and the Closing Date and any Option Closing Date (the “Coal Reserve Information”), was and is accurate in all material respects. The Coal Reserve Information has been calculated in accordance with standard mining engineering procedures used in the coal industry and applicable government reporting requirements and applicable law. All assumptions used in the calculation of the Coal Reserve Information were and are reasonable.
          (vv) NYSE Listing. The Units are listed, and have been admitted and authorized for trading, on the New York Stock Exchange.
          (ww) Anti-Corruption Laws. No member of the Partnership Group, no director, officer or employee of any member of the Partnership Group and, to the knowledge of the NRP Parties, no agent or representative of any member of the Partnership Group or any of their affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and each member of the Partnership Group and their affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.
          (xx) Money Laundering Laws. The operations of the NRP Parties and their subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the

applicable anti-money laundering statutes of jurisdictions where the NRP Parties and their subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the NRP Parties or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the NRP Parties, threatened.
          (yy) OFAC. None of the NRP Parties nor any of their subsidiaries, nor any director, officer, or employee thereof, nor, to the knowledge of the NRP Parties, any agent, affiliate or representative of the NRP Parties or any of their subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).
          (i) For the past five years, they and their subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
     Any certificate signed by any officer of any NRP Party and delivered to the Representative or to counsel for the Underwriters pursuant to Section 8 of this Agreement shall be deemed a representation and warranty by such NRP Party, as to matters covered thereby, to each Underwriter.
     2. Representations, Warranties and Agreements of the Selling Unitholder. The Selling Unitholder represents, warrants and agrees that:
          (a) Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Units.
          (b) Title to Units. The Selling Unitholder has, and immediately prior to the Closing Date and any Option Closing Date on which the Selling Unitholder is selling Units, the Selling Unitholder will have, good and valid title to the Units to be sold by the Selling Unitholder hereunder on such Closing Date and any Option Closing Date, free and clear of all Liens, except for Liens as will be released in connection with the transactions contemplated hereby.
          (c) Underwriters’ Interest in the Units. The Units to be sold by the Selling Unitholder hereunder are subject to the interest of the Underwriters and the obligations of the

Selling Unitholder hereunder, which shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other events.
          (d) Formation. The Selling Unitholder has been duly formed and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the full limited liability company power and authority necessary to own or lease its properties and assets and to conduct the businesses in which it is engaged.
          (e) Power and Authority. On the Closing Date and any Option Closing Date, the Selling Unitholder will have all requisite power and authority to sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Pricing Disclosure Package and the Prospectus. On the Closing Date and any Option Closing Date, all action required to be taken by the Selling Unitholder or any of its members for the sale and delivery of the Units, the execution and delivery by the Selling Unitholder of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.
          (f) Authorization of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder.
          (g) No Conflicts. None of the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of this Agreement by the Selling Unitholder, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with, or constitutes or will constitute a violation of, the provisions of the certificate of formation or limited liability company agreement of the Selling Unitholder, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party, by which the Selling Unitholder is bound or to which any of its properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which the Selling Unitholder or any of its properties or assets is or may be subject or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Unitholder, except for such conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), as would not, individually or in the aggregate, have a material adverse effect on the Selling Unitholder or materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement.
          (h) No Consents. Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Units by the Underwriters or as may otherwise be obtained prior to the applicable Closing Date, no permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets is required in connection with the execution, delivery and performance of this Agreement by the Selling Unitholder, or the consummation of the transactions contemplated hereby.

          (i) Basis of Sale of Common Units. The Selling Unitholder is not prompted to sell the Units by any material information concerning any of the NRP Parties that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
          (j) Market Stabilization. None of the Selling Unitholder or, to the knowledge of the Selling Unitholder, any of its affiliates has taken, nor will the Selling Unitholder or, to the knowledge of the Selling Unitholder, any of its affiliates take, directly or indirectly, any action that has constituted, that was designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any NRP Party to facilitate the sale or resale of the Units.
     Any certificate signed by or on behalf of the Selling Unitholder and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.
     3. Purchase and Sale of the Units.
          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Unitholder agrees to sell 6,000,000 Firm Units to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Unitholder, at a purchase price of $34.67 per Unit, the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto.
          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Unitholder grants to the Underwriters an option to purchase, severally and not jointly, up to 900,000 Option Units at the same purchase price per unit as the Underwriters shall pay for the Firm Units. Said option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of the Prospectus upon written notice by the Representative to the Selling Unitholder setting forth the number of Option Units as to which the several Underwriters are exercising the option; provided that if such date falls on a day that is not a Business Day (as defined herein), said option will expire on the next succeeding Business Day. The number of Option Units to be purchased by each Underwriter shall be the same percentage of the total number of Option Units to be purchased by the several Underwriters as the number of the Firm Units set forth opposite the name of such Underwriter on Schedule 1 hereto bears to the aggregate number of the Firm Units, subject to such adjustments as the Representative, in its absolute discretion, shall make to eliminate any fractional units.
     4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units and the Option Units (if the option provided for in Section 3(b) hereof shall have been exercised prior to the Closing Date) shall be made at the offices of Andrews Kurth, Houston, Texas, at 10:00 a.m., New York City time, on March 22, 2011 or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative, the Partnership and the Selling Unitholder or as provided in Section 11 hereof (such date and time of delivery of any payment for the Firm Units being herein called the “Closing Date”). Delivery of the Firm Units shall be made for the account of each Underwriter against payment by the several Underwriters of the purchase price thereof to or upon the order of the Selling Unitholder by wire transfer payable in same-day funds to an account specified by the Selling Unitholder. Delivery of the Firm Units shall be made through the facilities of DTC unless the Representative shall otherwise instruct. As used in this Agreement, “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
     If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Unitholder shall deliver the Option Units to the Underwriters, at the offices of Andrews Kurth LLP, Houston, Texas, on the date and at the time specified by the Representative (which shall be within three Business Days after exercise of said option) (the “Option Closing Date”) for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Selling Unitholder by wire transfer payable in same-day funds to an account specified by the Selling Unitholder. Delivery of the Option Units shall be made through the facilities of DTC unless the Representative shall otherwise instruct. If any Option Closing Date for the Option Units occurs after the Closing Date, the Selling Unitholder shall deliver to the Underwriters on any Option Closing Date for the Option Units, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 8 hereof.
     5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Units for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.
     6. Further Agreements of the NRP Parties and the Underwriters.
          (a) Each of the NRP Parties, jointly and severally, agrees:
     (i) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration

Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its commercially reasonable efforts to obtain its withdrawal.
          (ii) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Units.
          (iii) Copies of Documents to the Underwriters. Upon their request, to deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 6(a)(iv) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance
          (iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing. The Partnership will furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request and use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable. In any such case, the Partnership will promptly notify the Representative of such filings and effectiveness
          (v) Reports to Unitholders. As soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, the Partnership will make generally available to its unitholders and to the Underwriters an earnings statement or statements of the Partnership that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
          (vi) Signed Copies of the Registration Statement and Prospectus. The Partnership will, upon request, furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.
          (vii) Qualification of Securities. The Partnership will arrange, if necessary, for the qualification of the Units for sale under the securities laws, “Blue Sky” laws or laws of such states as the Underwriters may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Units; provided that in no event shall the Partnership be obligated to qualify to do business or subject itself to taxation in any jurisdiction where it is not now so qualified or subject to taxation or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject. The Partnership will, from time to time, prepare and file such statements and reports as are or may be reasonably required of it to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for the distribution of the Units.
          (viii) Lock-up Period; Lock-up Letters. For a period commencing on the date hereof and ending on the 60th day from the date of the Prospectus (the “Lock-Up Period”), the NRP Parties shall not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than Common Units issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options or restricted units pursuant to option plans or employee benefit plans existing on the date hereof), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement with respect to the registration of any Common Units, securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative, on behalf of the Underwriters, except that the NRP Parties may transfer such securities to affiliates of the General Partner or Managing General Partner provided that such affiliates agree in writing to be bound by the foregoing restrictions of this Section 6(a)(viii) by executing and delivering to the Representative a letter or letters substantially in the form of Exhibit A hereto, and (b) the Partnership may issue Common Units in connection with acquisitions provided that, in connection with such issuance, the recipients of such Common Units agree in writing to be bound by the foregoing restrictions of this Section 6(a)(viii)by executing and delivering to the Representative a letter or letters substantially in the form of Exhibit A hereto. Each executive officer and director of the Managing General Partner and each unitholder of the Partnership set forth on Schedule 4 hereto shall furnish to the Underwriters, prior to or on the date of this Agreement, a letter substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”).
          (ix) Price Manipulation. The NRP Parties will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
          (x) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.
          (xi) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the Closing Date or any Option Closing Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and, upon its reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

          (b) Use of “Issuer Information” in “Free Writing Prospectus.” Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior written consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”).
     7. Further Agreements of the Selling Unitholder. The Selling Unitholder Agrees:
          (a) Selling Unitholder Lock-Up Period. During the period commencing on the date hereof and ending on the 90th day from the date of the Prospectus (the “Selling Unitholder Lock-Up Period”), not to, directly or indirectly, without the prior written consent of the Representative, on behalf of the Underwriters: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the Units); (B) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units; (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of Common Units or other securities, in cash or otherwise; (D) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any equity securities or any securities convertible into or exchangeable or exercisable for equity securities of the Partnership; or (E) publicly disclose the intention to do any of the foregoing; provided, however, that the restrictions contained in this Section 7 shall not apply to or restrict (i) registration of or sale to the Underwriter of any Common Units pursuant to the offering and this Agreement, (ii) distributions of Common Units to partners, members or stockholders of the Selling Unitholder, (iii) bona fide gifts, (iv) dispositions to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the Selling Unitholder and/or the immediate family of the Selling Unitholder, or (v) the Selling Unitholder’s ability to pledge Common Units (the “Pledge Units”) pursuant to any bona fide loan agreement (the “Loan Agreement”) with one or more national banks (the “Lender”) or transfer some or all of the Pledge Units to the Lender upon a default or an event of default by it under the Loan Agreement; provided, however, that in the case of transfers pursuant to clauses (ii), (iii) and (iv) set forth above, such transferee agrees in writing with the Underwriter to be bound by the terms of this Section 7, confirms that he, she or it has been in compliance with the terms of Section 7 since the date of this Agreement and no filing by any party under the Exchange Act shall be required or shall be voluntarily made reporting a reduction in beneficial ownership of Common Units during the Selling Unitholder Lock-Up Period;
          (b) Free Writing Prospectus. Not to use or refer to, or permit any person acting on its behalf (other than, if applicable, the Partnership and the Underwriters) to use or refer to, any “free writing prospectus” (as defined in Rule 405) relating to the Units;
          (c) Market Stabilization. Not to take, directly or indirectly, any action that would constitute, that is designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any NRP Party to facilitate the sale or resale of the Units; and
          (d) Document Delivery. To deliver to the Representative prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.
     8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Units and the Option Units, as the case may be, shall be subject to the accuracy of the representations and warranties of the NRP Parties and the Selling Unitholder contained herein as of the Applicable Time, the Closing Date and, if applicable, any Option Closing Date, to the accuracy of the statements of the NRP Parties and the Selling Unitholder made in any certificates pursuant to the provisions hereof, to the performance by the NRP Parties and the Selling Unitholder of their obligations hereunder and to the following additional conditions:
          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Partnership’s knowledge, threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
          (b) No Underwriter shall have discovered and disclosed to the Partnership on or prior to the Closing Date or any Option Closing Date, as applicable, that the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the reasonable opinion of Andrews Kurth LLP, counsel for the Underwriters, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).
          (c) All corporate, partnership or limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of this Agreement, the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
          (d) The Partnership shall have requested and caused Vinson & Elkins L.L.P., counsel for the Partnership, to have furnished to the Representative its written opinion, dated the Closing Date and any Option Closing Date, if applicable, and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B.
          (e) The Partnership shall have requested and caused Wyatt L. Hogan, Vice President, General Counsel and Secretary of the Managing General Partner, to have furnished to the Representative his written opinion, dated the Closing Date and any Option Closing Date, if applicable, and addressed to the Underwriters, substantially in the form attached hereto as Exhibit C.
          (f) The Selling Unitholder shall have requested and caused Cahill Gordon & Reindel LLP, counsel for the Selling Unitholder, to have furnished to the Representative its written opinion, dated the Closing Date and any Option Closing Date, if applicable, and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit D.
          (g) The Underwriters shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and any Option Closing Date, if applicable, and addressed to the Underwriters, with respect to any matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
          (h) The Managing General Partner shall have furnished to the Underwriters a certificate signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Managing General Partner, dated the Closing Date and addressed to the Underwriters, stating that:
     (i) The representations and warranties of the NRP Parties in this Agreement are true and correct on and as of the Closing Date and any Option Closing Date, if applicable, with the same effect as if made on the Closing Date and any Option Closing Date, as applicable, and that the NRP Parties have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date or Option Closing Date, as applicable;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person’s knowledge, threatened; and
     (iii) They have carefully examined the Registration Statement, the Pricing Disclosure Package and the Prospectus and, in their opinion, (A) the Registration Statement, as of the latest Effective Date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of its date and as of the Closing Date or Option Closing Date, as applicable, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Pricing Disclosure Package and the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
          (i) The Selling Unitholder shall have furnished to the Underwriters a certificate, dated the Closing Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder in Section 2 hereof are true and correct on and as of the Closing Date and any Option Closing Date, as applicable, and that the Selling Unitholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or Option Closing Date, as applicable.
          (j) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
          (k) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of Ernst & Young LLP, addressed to the Underwriters and dated the Closing Date or Option Closing Date, if applicable (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters
          (l) Except as described in the Pricing Disclosure Package and the Prospectus, (i) no member of the Partnership Group shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus (exclusive or any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any adverse change in the capital stock or long-term debt of any member of the Partnership Group or any change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the

Partnership Group taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on the Closing Date or Option Closing Date, as applicable, on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.
          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in any securities of the Partnership shall have been suspended or materially limited by the Commission or on any exchange or in the over-the-counter market or minimum prices shall have been established or settlement disrupted in respect of any of the Partnership’s securities on any exchange or market, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on the Closing Date or any Option Closing Date, as applicable, on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.
          (n) The NRP Parties and the Selling Unitholder shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.
          (o) At the Closing Date, pursuant to Section 6(a)(viii) hereof, the Partnership shall have furnished to the Underwriters letters, dated as of the date hereof, addressed to the Underwriters substantially in the form of Exhibit A hereto from each of the persons and entities listed on Schedule 4 hereto.
          (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities.
     If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the

Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date and, if applicable, any Option Closing Date by the Underwriters. Notice of such cancellation shall be given to each of the Partnership and the Selling Unitholder in writing or by telephone or facsimile confirmed in writing.
     9. Expenses; Reimbursement of Underwriters’ Expenses.
          (a) The NRP Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement with the Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (d) any required review by the FINRA of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (e) any listing of the Units on the New York Stock Exchange; (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(vii) hereof; (g) the costs and charges of any transfer agent, registrar or depositary and (h) the performance of the obligations of the NRP Parties under this Agreement; provided that, except as provided in this Section 9 and in Sections 10 and 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the Units made by the Underwriters.
          (b) If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof (other than Section 8(m)(i) through 8(m)(v)) is not satisfied or because of any refusal, inability or failure on the part of any NRP Party or the Selling Unitholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the NRP Parties shall, jointly and severally, reimburse the Underwriters through the Representative on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units. If the sale of the Units provided herein is not consummated because any condition set forth in Section 8(m)(ii) through 8(m)(v) is not satisfied, the NRP Parties shall not be obligated to reimburse any Underwriter for such Underwriter’s expenses.
     10. Indemnification and Contribution.
          (a) The NRP Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, affiliates of any Underwriter who have, or who are alleged to have, participated in the distribution of the Units as underwriters, and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter, director, officer, employee, agent, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, or the Prospectus (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which any such statements were made), or in any amendment or supplement thereto, (B) any Blue Sky application or other document prepared or executed by the NRP Parties (or based upon any written information furnished by the NRP Parties for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (C) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (D) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), or (E) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or in any Blue Sky Applications, any material fact required to be stated therein or necessary to make the statements therein (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which any such statements were made) not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the NRP Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct) and shall reimburse each Underwriter and each such director, officer, employee, agent, affiliate or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the NRP Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriters furnished to the Partnership through the Representative by or on behalf of any Underwriters specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) below. The foregoing indemnity agreement is in addition to any liability which any NRP Party may otherwise have to any Underwriter or to any director, officer, employee, agent, affiliate or controlling person of such Underwriter.

          (b) The Selling Unitholder shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents or each Underwriter, affiliates of any Underwriter who have, or who are alleged to have, participated in the distribution of the Units as underwriters, and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter, director, officer, employee, agent, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which any such statements were made), or in any amendment or supplement thereto, (B) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 7(b) (a “Selling Unitholder Free Writing Prospectus”) or (C) any Non-Prospectus Road Show or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Selling Unitholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which such statements were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee, agent, affiliated or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show in reliance upon and in conformity with written information concerning such Selling Unitholder furnished to the Partnership by the Selling Unitholder specifically for inclusion therein, which information is limited to the name of the Selling Unitholder, the number of Common Units to be sold by the Selling Unitholder and the other information with respect to the Selling Unitholder (excluding percentages) set forth in the Prospectus Supplement in the table under the caption “Selling Unitholder”, or arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Selling Unitholder Free Writing Prospectus. The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate proceeds (net of underwriting commissions and discounts but before deducting expenses), received by the Selling Unitholder from the offering of the Units purchased under the Agreement. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to any Underwriter or any director, officer, employee, agent, affiliate or controlling person of such Underwriter.
          (c) Each Underwriter shall, severally and not jointly, indemnify and hold harmless each NRP Party and the Selling Unitholder, each of their respective directors, officers and employees, and each person, if any, who controls such NRP Party or the Selling Unitholder within the meaning of Section 15 the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such NRP Party, the Selling Unitholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which any such statements were made) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which any such statements were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f) below, and shall reimburse such NRP Party, the Selling Unitholder and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by such NRP Party and the Selling Unitholder or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Partnership, the Selling Unitholder or any such director, officer, employee or controlling person.
          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective directors, officers, employees, agents, affiliates and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the NRP Parties or the Selling Unitholder under this Section 10 if (i) the indemnifying party and the indemnified party shall have so mutually agreed; (ii) if the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, agents, affiliates and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party and its directors, officers, employees, agents, affiliates and controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 10(a), (b) or (c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the NRP Parties and the Selling Unitholder on the one hand and the Underwriters on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the NRP Parties and the Selling Unitholder on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the NRP Parties and the Selling Unitholder on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder, as set forth on the front cover of the Prospectus, on the one hand and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth on the front cover of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, as set forth on the front cover of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership, the Selling Unitholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The NRP Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this paragraph (e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this paragraph (e)), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this paragraph (e) are several in proportion to their respective underwriting obligations and not joint.
          (f) The Underwriters severally confirm and the NRP Parties and the Selling Unitholder acknowledge that the public offering price and the statements regarding the delivery of the Units by the Underwriters set forth on the cover page of the Prospectus and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment of supplement thereto or in any Non-Prospectus Road Show.
          (g) The Selling Unitholder confirms, and the NRP Parties and the Underwriters acknowledge and agree, that the name of the Selling Unitholder, the number of Units to be sold by the Selling Unitholder and other information with respect to the Selling Stockholder (excluding percentages) which appears in the table under the caption “Selling Unitholder” in the Prospectus Supplement constitute the only information concerning the Selling Unitholder furnished in writing to the NRP Parties by or on behalf of the Selling Unitholder specifically for inclusion in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.
     11. Defaulting Underwriters. If, on the Closing Date or Option Closing Date, as applicable, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such date if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units which it agreed to purchase on such date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date, this Agreement (or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase, and of the Selling Unitholder to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or any of the NRP Parties or the Selling Unitholder, except that the Partnership and the Selling Unitholder will continue to be liable for the payment of expenses to the extent set forth in Section 9(b). As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the NRP Parties or the Selling Unitholder for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representative or the NRP Parties may postpone the Closing Date or any Option Closing Date, as applicable, for up to seven full business days in order to effect any changes that in the opinion of counsel for the NRP Parties or counsel for the Underwriters may be necessary in the Registration Statement, the Final Prospectus or in any other document or arrangement.
     12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 8(l) and 8(m) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
     13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the NRP Parties, the Selling

Unitholder and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, NRP Party or the Selling Unitholder or any of their respective officers, directors, employees, agents, affiliates or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Units. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.
     14. Research Independence. The NRP Parties and the Selling Unitholder acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the NRP Parties and/or the offering that differ from the views of its investment bankers. The NRP Parties and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that the NRP Parties or the Selling Unitholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the NRP Parties or the Selling Unitholder by such Underwriters’ investment banking divisions. The NRP Parties and the Selling Unitholder acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.
     15. No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, each of the NRP Parties and the Selling Unitholder acknowledge and agree that: (i) nothing herein shall create a fiduciary or agency relationship between any NRP Party or the Selling Unitholder, on the one hand, and the Underwriters, on the other; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any NRP Party or the Selling Unitholder in connection with this offering, sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Units; (iii) the relationship between any NRP Party and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iv) any duties and obligations that the Underwriters may have to any NRP Party or the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, each of the NRP Parties and the Selling Unitholder acknowledge that the Underwriters may have financial interests in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to the Selling Unitholder by the Underwriters for the Units and the Underwriters have no obligation to disclose, or account to any NRP Party or the Selling Unitholder for, any of such additional financial interests. Each of the NRP Parties and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that any NRP Party or the Selling Unitholder may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

     16. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk (Fax: 212-507-4075), and, if sent to any member of the Partnership Group, will be mailed, delivered or telefaxed to Wyatt L. Hogan, Natural Resource Partners L.P., 601 Jefferson Street, Suite 3600, Houston, Texas 77002 (fax no.: (713-751-7563) and, if sent to the Selling Unitholder, will be mailed, delivered or telefaxed to Adena Minerals, LLC, 3801 PGA Boulevard, Palm Beach Gardens, FL 33410-2761, attention: Donnie Holcomb with a copy to Bailey & Glasser LLP, 209 Capitol Street, Charleston, WV 25301, attention: Brian Glasser, Esq. (Fax: 304-342-1110). The NRP Parties and the Selling Unitholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Morgan Stanley & Co. Incorporated on behalf of the Underwriters.
     17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the NRP Parties, the Selling Unitholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the NRP Parties and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees, agents and affiliates of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors of the NRP Parties and the Selling Unitholder, the officers of the NRP Parties who have signed the Registration Statement and any person controlling the NRP Parties or the Selling Unitholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     18. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
     19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     21. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject mater hereof and supersedes all other prior and contemporaneous agreements and understandings, whether oral and written, of the parties in connection therewith.
     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the NRP Parties, the Selling Unitholder and the several Underwriters.

Very truly yours, NATURAL RESOURCE PARTNERS L.P.
By:	NRP (GP) LP, its general partner

By: GP Natural Resource Partners LLC, its
general partner

By:	/s/ Wyatt L. Hogan
	Name:	Wyatt L. Hogan
	Title:	Vice President, General Counsel and Secretary

NRP (GP) LP By: GP Natural Resource Partners LLC, its general partner

By:	/s/ Wyatt L. Hogan
	Name:	Wyatt L. Hogan
	Title:	Vice President, General Counsel and Secretary

GP NATURAL RESOURCE PARTNERS LLC

By:	/s/ Wyatt L. Hogan
	Name:	Wyatt L. Hogan
	Title:	Vice President, General Counsel and Secretary
Signature Page to Natural Resource Partners L.P. Underwriting Agreement

Accepted

ADENA MINERALS, LLC

By:	/s/ Donald R. Holcomb Name: /s/ Donald R. Holcomb
Title: Authorized Person
Signature Page to Natural Resource Partners L.P. Underwriting Agreement

Accepted:

MORGAN STANLEY & CO. INCORPORATED

By: MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Kenneth G. Pott
Name: Kenneth G. Pott
Title: Managing Director
On behalf of itself and on behalf of the
other Underwriters named in Schedule 1 as
the Representative thereof.
Signature Page to Natural Resource Partners L.P. Underwriting Agreement

SCHEDULE 1

NATURAL RESOURCE PARTNERS L.P.

Underwriters	Number of Firm Units to be Purchased
Morgan Stanley & Co. Incorporated	4,800,000
Morgan Keegan & Company, Inc.	400,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	400,000
RBC Capital Markets, LLC	400,000
TOTAL:	6,000,000

Schedule 1 - 1

SCHEDULE 2

NATURAL RESOURCE PARTNERS L.P.

Entity	State of Formation	States of Foreign Qualification
GP Natural Resource Partners LLC	Delaware	Texas
West Virginia
NRP (GP) LP	Delaware	West Virginia
Natural Resource Partners L.P.	Delaware	West Virginia
NRP (Operating) LLC	Delaware	North Dakota
Washington
West Virginia
WPP LLC	Delaware	Alabama
Arizona
Illinois
Indiana
Kentucky
Maryland
Montana
Ohio
Pennsylvania
Tennessee
Texas
Virginia
Washington
West Virginia
Wyoming
ACIN LLC	Delaware	Georgia
Illinois
Indiana
Kentucky
North Carolina
North Dakota Virginia
West Virginia
WBRD LLC	Delaware	Virginia
West Virginia
HOD LLC	Delaware	West Virginia
Shepard Boone Coal Company LLC	Delaware	West Virginia
Gatling Mineral, LLC	Delaware	West Virginia
Independence Land Company, LLC	Delaware	Illinois
Williamson Transport, LLC	Delaware	Illinois
Little River Transport, LLC	Delaware	West Virginia
Rivervista Mining, LLC	Delaware	Ohio
West Virginia
Deepwater Transportation, LLC	Delaware	Ohio
West Virginia
BRP LLC	Delaware	Alaska
Alabama
Arkansas
California

Schedule 2 - 1

Entity	State of Formation	States of Foreign Qualification
Colorado
Florida
Georgia
Illinois
Indiana
Kansas
Louisiana
Maine
Michigan
Minnesota
Mississippi
Montana
North Carolina
North Dakota
Nebraska
New Mexico
Oklahoma
Oregon
Pennsylvannia
South Carolina
South Dakota
Tennessee
Texas
Virginia
Washington
Wisconsin
CoVal Leasing Company, LLC	Delaware	Louisiana

Schedule 2 - 2

SCHEDULE 3
ADDITIONAL PRICING DISCLOSURE PACKAGE
Number of Units: 6,000,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 3 hereof, 6,900,000 Units.
Public Offering Price for the Units: The price per Unit paid by investors

Schedule 3 - 1

SCHEDULE 4

PERSONS DELIVERING LOCK-UP AGREEMENTS
Directors:
Robert T. Blakely
David M. Carmichael
J. Matthew Fifield
Robert B. Karn III
S. Reed Morian
W. W. Scott, Jr.
Stephen P. Smith
Leo A. Vecellio, Jr.
Officers:
Corbin J. Robertson, Jr.
Nick Carter
Dwight L. Dunlap
Kevin F. Wall
Wyatt L. Hogan
Dennis F. Coker
Kevin J. Craig
Kenneth Hudson
Kathy H. Roberts
Unitholders:
Western Pocahontas Properties Limited Partnership
Great Northern Properties Partnership
New Gauley Coal Corporation

Schedule 4 - 1

EXHIBIT A
FORM OF LOCK-UP LETTER AGREEMENT
Morgan Stanley & Co. Incorporated
As Representative of the several underwriters named
  in Schedule 1 attached to the Underwriting Agreement
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
     The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Natural Resource Partners L.P., a Delaware limited partnership (the “Partnership”), and the other parties named therein (collectively, the “Partnership Parties”), providing for the purchase by the Underwriters of common units representing limited partner interests (the “Common Units”) in the Partnership from Adena Minerals, LLC, a Delaware limited liability company (the “Selling Unitholder”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given them in the Underwriting Agreement.
     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exchangeable for Common Units owned by the undersigned on the date of the execution of this Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units or securities convertible into or exchangeable for Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right to file or cause to be filed a registration statement, including any amendments thereto, to register any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, in each case, for a period of sixty (60) days from the date of the final prospectus relating to the Offering (such sixty-day period, the “Lock-Up Period”). The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of Common Units, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a

Exhibit A - 1

limited liability company); provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period), (iii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (iv) the undersigned notifies Morgan Stanley & Co. Incorporated at least two business days prior to the proposed transfer or disposition.
     In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
     It is understood that, if the Selling Unitholder notifies the Underwriters that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned shall be released from its obligations under this Lock-Up Letter Agreement.
     The undersigned understands that the Selling Unitholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership Parties and the Underwriters.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
By:
Name:
Title:

Dated: March ___, 2011

Exhibit A - 2

EXHIBIT B
FORM OF OPINION OF VINSON & ELKINS L.L.P.
     (i) Each of the Partnership and the General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner, to act as the general partner of the Partnership, in each case in all material respects as described in the Pricing Disclosure Package and the Prospectus.
     (ii) Each of the Managing General Partner and the Operating Company has been duly formed, and each of the Managing General Partner, the Operating Company and the Operating Subsidiaries is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties, to conduct its business and, in the case of the Managing General Partner, to act as a general partner of the General Partner, in all material respects as described in the Pricing Disclosure Package and the Prospectus.
     (iii) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (except restrictions on transferability contained in the Partnership Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware as of a recent date or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (iv) As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 106,027,836 Common Units. All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
     (v) The [Firm/Option] Units to be offered and sold to the Underwriters by the Selling Unitholder pursuant to this Agreement and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise described in the Base Prospectus under the caption “Description of Our Units — Limited Liability”).

Exhibit B-1

     (vi) RCM LLC owns 100% of the issued and outstanding membership interests in the Managing General Partner; such membership interests have been duly authorized and validly issued in accordance with the Managing General Partner LLC Agreement and are fully paid (to the extent required under the Managing General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act) and RCM LLC owns such membership interests free and clear of all Liens (except restrictions on transferability contained in the Organizational Documents of the Managing General Partner) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming RCM LLC as debtor is on file with the office of the Secretary of State of the State of Delaware as of a recent date or (ii) otherwise known to such counsel, without independent investigation, other than those created or arising under the Delaware LLC Act.
     (vii) The Managing General Partner is the sole general partner of the General Partner with a 0.001% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement; and the Managing General Partner owns such general partner interest free and clear of all Liens (except restrictions on transferability contained in the Organizational Documents of the General Partner) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Managing General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware as of a recent date or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act. Adena Minerals, WPP, Great Northern, New Gauley Coal and NRP Investment own all of the limited partner interests in the General Partner; each such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Adena Minerals, WPP, Great Northern, New Gauley Coal and NRP Investment own such limited partner interests free and clear of all Liens (except restrictions on transferability contained in the Organizational Documents of the Managing General Partner) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Adena Minerals, WPP, Great Northern or NRP Investment as debtor is on file in the office of the Secretary of State of the State of Delaware as of a recent date, or (ii) otherwise known to such counsel, without independent investigation, other than, in the case of the interests owned by WPP, a Lien in favor of The Travelers Insurance Company, those created by or arising under the Delaware LP Act.
     (viii) The Partnership owns 100% of the issued and outstanding membership interests in the Operating Company; such membership interests have been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and are fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such

Exhibit B-2

membership interest free and clear of all Liens (except restrictions on transferability contained in the Organizational Documents of the Operating Company) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware as of a recent date or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and those arising in connection with the Credit Facility.
     (ix) Except as described in the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase (i) any partnership interests in the Partnership or the General Partner or (ii) any membership interests in the Managing General Partner, the Operating Company or any Operating Subsidiary, in each case pursuant to the Organizational Documents of such entity or any other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement. Except as described in the Pricing Disclosure Package and the Prospectus, there are no restrictions upon the voting or transfer of any partnership interests in the Partnership contained in the Partnership Agreement, or any other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership or any of its subsidiaries or the inclusion of any such securities in the offering contemplated by this Agreement, other than as provided in the Pricing Disclosure Package, the Prospectus and the Partnership Agreement, which have been waived, if required, with respect to this offering. To such counsel’s knowledge an except as provided in the Pricing Disclosure Package, there are no outstanding options or warrants to purchase (A) any Common Units or other partnership interests in the Partnership or (B) any membership interests in the Operating Company or the Operating Subsidiaries.
     (x) Each of the NRP Parties has all requisite limited partnership or limited liability company, as applicable, power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. All partnership and limited liability company action, as the case may be, required to be taken by each of the NRP Parties or any of their partners or members pursuant to the Delaware LP Act or the Delaware LLC Act, respectively, for the execution and delivery by each such NRP Party of this Agreement and the consummation of the transactions contemplated by this Agreement have been validly taken.
     (xi) None of the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of this Agreement by the NRP Parties, or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of their respective Organizational Documents or (ii) violates or will violate the Delaware LP Act, the Delaware LLC Act, federal law or the laws of the New York, in the case of clause (ii), which violations would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the NRP Parties to perform their obligations under this Agreement.

Exhibit B-3

     (xii) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act or federal law is required for the (i) offering and sale of the Units by the Selling Unitholder, (ii) the execution, delivery and performance of this Agreement by the NRP Parties or (iii) the consummation by the NRP Parties of the transactions contemplated by this Agreement, except for such consents (x) required under the Securities Act and state securities or “Blue Sky” laws, (y) such filings required by the Exchange Act or (z) that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, as to which such counsel need not express any opinion.
     (xiii) The statements under the captions “Cash Distributions,” “Description of Our Common Units,” “The Partnership Agreement” and “Investment in Natural Resource Partners L.P. by Employee Benefit Plans” in each of the Pricing Disclosure Package and the Prospectus, insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, accurately summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein, and the Units conform in all material respects to the description set forth under the captions “Summary — The Offering,” “Cash Distributions” and “Description of Our Units” in each of the Pricing Disclosure Package and the Prospectus.
     (xiv) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Current Report on Form 8-K filed with the Commission on March __, 2011 is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.
     (xv) Post-Effective Amendment No.1 to the Registration Statement became effective upon the filing thereof under the Securities Act on March 19, 2010; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of any Preliminary Prospectus and the Prospectus (or any supplement thereto) pursuant to Rule 424(b) and of any Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by such Rules.
     (xvi) The Registration Statement, as of the latest Effective Date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of its date (except for the financial statements and the notes and the schedules thereto, and the other financial and accounting data and reserve information included in the Registration Statement, the Pricing Disclosure Package or the Prospectus and the Trustee statements of eligibility on Form T-1, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.
     (xvii) Neither the Partnership nor the Operating Company is, and after giving effect to the offering and sale of the [Firm/Option] Units as described in the Prospectus will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Exhibit B-4

     (xviii) The Partnership Agreement has been duly authorized, validly executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; provided, that, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the NRP Parties, the Selling Unitholder, the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraphs (xii), (xiii) and (xv) of the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein and (iii) the reserve reports and other reserve information included therein, as to which such counsel need not express an opinion), as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Pricing Disclosure Package (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein and (iii) the reserve report and other reserve information included therein, and (iv) the Trustee statements of eligibility on Form T-1, as to which such counsel need not express an opinion), as of the Applicable Time, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein, (iii) the reserve report and other reserve information included therein, and (iv) the Trustee statements of eligibility on Form T-1, as to which such counsel need not express an opinion), as of its date and the Closing Date or Option Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely, without independent investigation or verification, with respect to matters of fact upon the representations of the Partnership contained in this Agreement, certificates of officers and employees of the NRP Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) assume that each

Exhibit B-5

certificate from government officials reviewed by such counsel is accurate, (D) state that their opinion is limited to federal laws of the United States, the Delaware General Corporation Law, the Delaware LP Act, the Delaware LLC Act and the New York Uniform Commercial Code and the laws of the State of Texas, (E) with respect to the opinions expressed in paragraphs (iii), (iv) and (vi) through (viii) above, state that they have relied on reports, dated as of recent dates, prepared by CT Corporation, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware, naming the Managing General Partner, the General Partner, the Partnership, the Operating Company, Adena Minerals, WPP, Great Northern, New Gauley, RCM LLC or NRP Investment, or any of them, as debtors, (F) state that they have not expressed an opinion respecting any state securities or state or federal anti-fraud laws, and (G) state that they have not expressed any opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the NRP Parties may be subject.

Exhibit B-6

EXHIBIT C
FORM OF OPINION OF WYATT L. HOGAN
     (i) This Agreement has been duly authorized, validly executed and delivered by each of the NRP Parties.
     (ii) Each of the General Partner Partnership Agreement, the Managing General Partner LLC Agreement, the Operating Company LLC Agreement and the Operating Subsidiaries LLC Agreements has been duly authorized, validly executed and delivered by the parties thereto and is a valid and legally binding agreement, enforceable against the parties thereto in accordance with its terms; provided, that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.
     (iii) Except as described in the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any partnership interests in the Partnership or the General Partner or (ii) any membership interests in the Managing General Partner, the Operating Company or any Operating Subsidiary, in each case pursuant to any agreement or other instrument known to such counsel to which any NRP Party is a party or by which any of them may be bound (other than Organizational Documents and any other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement).
     (iv) None of the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of this Agreement by the NRP Parties, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both, would constitute such a default) of any agreement, lease or instrument (including any agreements incorporated by reference in, or filed as an exhibit to, the Registration Statement and any credit agreements or other material agreements) known to such counsel to which any member of the Partnership Group is party or by which any of their properties may be bound; (ii) violates or will violate any order, judgment, decree or injunction of any court or government agency or body known to such counsel directed to any member of the Partnership Group or any of their properties in a proceeding to which any of them or their properties is a party; or (iii) results or will result in the creation of or imposition of any lien, charge or encumbrance upon any property or assets of any member of the Partnership Group, which conflicts, breaches, violations or defaults would, in the case of clauses (i), (ii) and (iii), individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the NRP Parties to perform its obligations under this Agreement.

Exhibit C-1

     (v) To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened against any member of the Partnership Group or to which any member of the Partnership Group is a party or to which any of their respective properties is subject that are required to be described in the Final Prospectus but are not so described as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.
     In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the NRP Parties, the Selling Unitholder, the independent public accountants of the Partnership and the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein and (iii) the reserve report and the other reserve information included therein, as to which such counsel need not express an opinion), as of the most recent Effective Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Pricing Disclosure Package (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein and (iii) the reserve report and other reserve information included therein, as to which such counsel need not express an opinion), as of the Applicable Time, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Final Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial and related statistical information included therein and (iii) the reserve report and other reserve information included therein, as to which such counsel need not express an opinion), as of its date and the Closing Date or Option Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the NRP Parties and upon information obtained from public officials, (B) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law and the laws of the State of Texas, (D) state that such counsel expresses no opinion with respect to state or local taxes or tax statutes and (E) with respect to the opinions expressed in paragraphs (i) and (ii) above as to the due qualification or registration as a foreign

Exhibit C-2

limited partnership or limited liability company, as the case may be, of certain of the NRP Parties listed on Annex I to such counsel’s opinion, state that such opinions are based on certificates of foreign qualification or registration provided by the Secretaries of State of such states.

Exhibit C-3

EXHIBIT D
FORM OF OPINION OF SELLING UNITHOLDER COUNSEL
     (i) The Selling Unitholder is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged.
     (ii) The Selling Unitholder has all requisite power and authority to sell and deliver the [Firm/Option] Units, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement, the Pricing Disclosure Package and the Prospectus. All limited liability company action required to be taken by the Selling Unitholder or any of its members for the sale and delivery of the [Firm/Option] Units, the execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement has been validly taken.
     (iii) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Selling Unitholder.
     (iv) Immediately prior to the Closing Date, the Selling Unitholder was the sole registered owner of the [Firm/Option] Units, free and clear of all Liens (except (a) restrictions on transferability contained in the Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act, or (b) Liens to be released in connection with the transactions contemplated by the Underwriting Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.
     (v) Upon the payment for the [Firm/Option] Units to be sold by the Selling Unitholder, the delivery of such [Firm/Option] Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, the registration of such [Firm/Option] Units in the name of Cede or such other nominee and the crediting of such [Firm/Option] Units on the books of DTC to “securities accounts” (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC nor any Underwriter has “notice of an adverse claim” (within the meaning of Section 8-105 of the UCC) to such [Firm/Option] Units) (i) the Underwriters will acquire a “security entitlement” (within the meaning of Section 8-102(a)(17) of the UCC) in respect of such [Firm/Option] Units and (ii) no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) of the UCC) to such [Firm/Option] Units may be asserted against the Underwriters with respect to such “security entitlement.”
     (vi) None of the offering and sale of the Units by the Selling Unitholder, the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, or the consummation of the transactions contemplated thereby (i) constitutes

Exhibit D-1

or will constitute a violation of the certificate of formation or limited liability company agreement of the Selling Unitholder, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice and lapse of time or both, would constitute such a breach or violation of or default under), any debt instrument or other material agreement listed on Schedule I or (iii) violates or will violate any applicable law of the United States of America, the laws of the State of New York or the Delaware Limited Liability Company Act, excluding in the case of clauses (ii) and (iii) any such breaches, violations and defaults that would not have a Material Adverse Effect.
     (vii) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under any applicable law of the United States of America, the laws of the State of New York or the Delaware Limited Liability Company Act is required for the (i) offering and sale of the Units by the Selling Unitholder, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder or (iii) the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, except for such consents (x) required under the Securities Act and state securities or “Blue Sky” laws or (y) that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, as to which such counsel need not express any opinion.

Exhibit D-2